EXHIBIT 99.1

August 25, 2023

iCoreConnect Announces Completion of Business Combination

Shares will begin trading on The Nasdaq Capital Market under the ticker symbol “ICCT” on August 28, 2023

iCoreConnect to receive $18.8 million in proceeds to accelerate future growth

OCOEE, Fla.--(BUSINESS WIRE)-- iCoreConnect Inc. (OTCQB: ICCT) (“iCore” or the “Company”), a leading cloud-based software and technology company focused on increasing workflow productivity and customer profitability through its enterprise and healthcare workflow platform, today announced the closing of its previously announced business combination with FG Merger Corp. (“FGMC”) (Nasdaq: FGMC), a special purpose acquisition corporation. The common stock of the combined company, which will operate as iCoreConnect Inc., is expected to commence trading on The Nasdaq Capital Market under the ticker symbol “ICCT” on August 28, 2023.

ICCT shares on the OTC Market will be converted into shares of common stock in the combined company. Every 29.84 shares of iCore outstanding prior to the closing will receive one share of the combined company.

Robert McDermott, who will remain CEO of iCoreConnect, stated, “This business combination and uplisting to the NASDAQ provides us with capital to accelerate our growth to a rapid pace and expand our reach to new markets as we work to meet the significant demand for our critical solutions across the healthcare industry. Our mission is to address significant pain points in dental and medical practices through the utilization of our cutting- edge products and technology, which results in increased efficiency and profitability for our customers. As we enter a new phase of growth, we look forward to continuing to serve our customers and creating long-term value for all stakeholders.”

Wes Schrader, CEO of FGMC, and Larry Swets, Chairman of FGMC, jointly commented, “We are pleased with the closing of this transaction and are excited to see Robert and the rest of his team execute their growth strategy going forward. We believe the capital from this transaction will serve as a catalyst to unlock the Company’s growth potential and have the utmost confidence in Robert’s ability to maximize it.”

Since announcing the proposed business combination in January 2023, iCore has expanded its product offering of its cloud-based platform and grown its subscriber count by over 14%, with even more substantial growth anticipated from multiple wins among enterprise-level customers. The Company also added to its many partnerships with state and medical associations and bolstered its Board of Directors with the addition of three new members.

iCore continues to expect to achieve its previously stated fiscal year 2023 revenue forecast of approximately $17 million with annualized recurring revenue (ARR) at the end of 2023 of approximately $29 million (calculated as December 2023 revenue multiplied by twelve).

Shares of FGMC common stock will be exchanged for convertible preferred stock of the combined company. The convertible preferred stock has a 12% coupon (payable in cash or paid-in-kind for the first 24 months after the close of the transaction and cash thereafter) and offers downside protection for the first 12 months after the close of the business combination (the conversion price will be reset based on the trading price of ICCT common stock after one year).

The Business Combination was approved by FGMC’s stockholders at its special meeting held on August 18, 2023.

Advisors

ThinkEquity served as financial advisor to FG Merger Corp. in connection with the business combination. Loeb & Loeb LLP served as legal advisor to FGMC. ArentFox Schiff LLP served as legal advisor to iCoreConnect.

About iCoreConnect

iCoreConnect, Inc. is a market leading, cloud-based software and technology company focused on increasing workflow productivity and practice profitability through its enterprise and healthcare workflow platform of applications and services. iCoreConnect is most notably known for its innovation in solving healthcare business problems. The company’s philosophy places a high value on customer feedback, allowing iCoreConnect to respond to the market’s needs. iCoreConnect touts a platform of 16 SaaS enterprise solutions and more than 100 agreements with state or regional healthcare associations across the country.

About FG Merger Corp.

FG Merger Corp. is a Nasdaq-listed blank check company, whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one of more businesses.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward- looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of FGMC’s and iCoreConnect’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FGMC and iCoreConnect. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

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If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that FGMC and iCoreConnect do not presently know, or that FGMC and iCoreConnect currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FGMC’s and iCoreConnect’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of FGMC and iCoreConnect described in the joint preliminary proxy statement and a preliminary prospectus contained in the Form S-4 registration statement that FGMC and iCoreConnect filed with the SEC, including those under “Risk Factors” therein. FGMC and iCoreConnect anticipate that subsequent events and developments will cause their assessments to change. However, while FGMC and iCoreConnect may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing FGMC’s or iCoreConnect’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

View source version on businesswire.com:

https://www.businesswire.com/news/home/20230825152260/en/

Nick Nelson or Davis Snyder

Alpha IR Group

312-445-2868

ICCT@alpha-ir.com

Source: iCoreConnect, Inc.

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